Exhibit 99.3
Consent of Independent Auditors
We consent to the incorporation by reference in the following Registration Statements:
(1) Registration Statement (Form S-8 No. 333-141487) pertaining to the Second Amended and Restated 2001 Stock Option Plan, the 2007 Employee Incentive Plan, and the 2007 Employee Stock Purchase Plan of Glu Mobile Inc.
(2) Registration Statement (Form S-8 No. 333-149996) pertaining to the 2007 Employee Incentive Plan, the 2007 Employee Stock Purchase Plan, and the 2008 Equity Inducement Plan of Glu Mobile Inc.
of our report dated May 21, 2008, with respect to the consolidated financial statements of Superscape Group plc included in this Current Report (Form 8-K/A) of Glu Mobile Inc.
/s/ Ernst & Young llp
Southampton, England
May 21, 2008